Forward Looking Statements

Forward Looking Statements

Investment Highlights

Balance Sheet Growth

Deposit Portfolio

Loan Portfolio

Asset Quality

Earnings, Book Value and Dividends

Yield and Cost Analysis

Profitability Metrics

Capital Ratios

Non-GAAP Reconciliation

Non-GAAP Reconciliation


Bank of Clarke

Bank of Clarke


Earnings Presentation

3rd Quarter 2026

October 22, 2026

Eagle Financial Services, Inc.

Forward Looking Statements

Forward Looking Statements

Certain information contained in this presentation may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that include, without limitation, statements made in Mr. Lorey's quotations, statements regarding the Company's pending merger with John Marshall Bancorp, Inc. ("John Marshall") (the "proposed merger") and expectations with regard to the benefits of the proposed merger, statements regarding the Company's business, financial and operating results including the Company's deposit base and funding, the impact of future economic conditions, changes in economic conditions, management's beliefs regarding the Company's liquidity, capital resources, asset quality, loan portfolio, and statements that include other projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such forward-looking statements are based on certain assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors some of which cannot be predicted or quantified, that may cause actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are often characterized by the use of qualified words (and their derivatives) such as "expect," "believe," "estimate," "plan," "project," "anticipate," "intend," "will," "may," "view," "opportunity," "seek to," "potential," "continue," "confidence," or words of similar meaning or other statements concerning opinions or judgments of the Company and its management about future events. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date of this release. The Company undertakes no obligation to update or revise any forward-looking statement, except as required by law.

Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the Company's control. Caution should be exercised against placing undue reliance on forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of John Marshall or the Company to terminate the definitive merger agreement; the outcome of any legal proceedings or governmental inquiries or actions that may be instituted against John Marshall, the Company or the combined company; the possibility that the proposed merger will not close when expected or at all because required regulatory, shareholder or other approvals or consents are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger); the ability of John Marshall and the Company to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed merger; any changes of, including the risk that any announcements relating to the proposed merger could have adverse effects on, the market price of the common stock of John Marshall or the Company; the possibility that the anticipated benefits or synergies of the proposed merger will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where John Marshall and the Company do business, and such integration may be more difficult, time-consuming or costly than expected and may result in unexpected liabilities or operational disruptions; certain restrictions during the pendency of the proposed merger that may impact the Company's ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of the Company's management from ongoing business operations and opportunities; revenues following the proposed merger may be lower than expected; the ability of John Marshall, the Company or the combined company to retain or hire key employees or to maintain relationships with customers, suppliers or other business partners, in connection with the announcement, pendency or completion of the proposed merger; changes in interest rates and general economic, political and market conditions, including inflation and recession; the legislative and regulatory climate and changes in laws or government regulations or policies affecting financial institutions; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and Federal Reserve; the quality or composition of the Company's loan or investment portfolios; the Company's ability to successfully resolve non-performing assets; demand for loan products; liquidity and deposit flows; competition; demand for financial services in the Company's market area; the Company's ability to keep pace with new technologies; a failure in or breach of the Company's operational or security systems or infrastructure, or those of third-party vendors or other service providers, including as a result of cyberattacks; the Company's capital and liquidity; changes in tax and accounting rules, principles, policies and guidelines; and other factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the Securities and Exchange Commission (the "SEC").

Use of Unaudited Pro Forma and Non-GAAP Financial Measures

Annualized and estimated financial information included in this Presentation are used for illustrative purposes only, are not forecasts and may not necessarily reflect actual financial results the Company may achieve. This Presentation includes certain non-GAAP measures, which provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this Presentation.

Preliminary Financial Information as of September 30, 2026

Numbers contained in this Presentation as of and for the three-month period ended September 30, 2026, are preliminary and unaudited, and remain subject to further review, change and finalization. Such reviews and subsequent information could result in material changes in accounting estimates and other financial information, particularly with respect to material estimates and assumptions used in preparing this preliminary information. As of the date of this Presentation, our independent registered public accounting firm, Yount, Hyde & Barbour, P.C., has not completed its review procedures with respect to this preliminary financial information.

Industry and Market Data

This Presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates and forecasts are based on information obtained from government reports, trade and business organizations and other contacts in the markets in which we operate and our management's understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys and studies) is accurate and reliable, we have not independently verified such information, and no representations or warranties are made by us or our affiliates as to the accuracy of any such statements or projections. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this Presentation. These and other factors could cause our results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties.

Trademarks and Trade Names

The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights to these trademarks, service marks and trade names under applicable law. Other service marks, trademarks and trade names referred to in this Presentation, if any, are the property of their respective owners.

Eagle Financial Services, Inc.

Forward Looking Statements

Additional Information About the Proposed Merger and Where to Find It

In connection with the proposed merger of John Marshall and the Company, John Marshall filed with the SEC a registration statement on Form S-4 (File No. 333-299276) on October 2, 2026, as amended (the "Registration Statement"), which includes the joint proxy statement of John Marshall and the Company that also constitutes a prospectus of John Marshall (the "Definitive Joint Proxy Statement/Prospectus"). The Registration Statement was declared effective on October 16, 2026, and each of John Marshall and the Company commenced mailing of the Definitive Joint Proxy Statement/Prospectus to their respective shareholders on or about October 16, 2026. Each of John Marshall and the Company may file with the SEC other relevant documents concerning the proposed merger.

INVESTORS AND SHAREHOLDERS OF JOHN MARSHALL AND THE COMPANY AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT JOHN MARSHALL, THE COMPANY AND THE PROPOSED MERGER.

Investors and shareholders are able to obtain a free copy of the Registration Statement, the Definitive Joint Proxy Statement/Prospectus, and other relevant documents filed with the SEC containing information about John Marshall and the Company, without charge, at the SEC's website, www.sec.gov. Copies of documents filed with the SEC by John Marshall will be made available free of charge in the "Investor Relations" section of John Marshall's website, investor.johnmarshallbank.com, or can be obtained by requesting by mail at John Marshall Bancorp, Inc., 1943 Isaac Newton Square East, Suite 100, Reston, Virginia 20190, Attention: Corporate Secretary. Copies of documents filed with the SEC by the Company will be made available free of charge in the "Investor Relations" section of the Company's website, investors.bankofclarke.bank, or can be obtained by requesting by mail at Eagle Financial Services, Inc., 2 East Main St, P.O. Box 391, Berryville, Virginia 22611, Attention: Secretary. The information on John Marshall's or the Company's respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

John Marshall, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of John Marshall and shareholders of the Company in respect of the proposed merger under the rules of the SEC. Information regarding John Marshall's directors and executive officers is available in its definitive proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 29, 2026, and certain other documents filed by John Marshall with the SEC. Information regarding the Company's directors and executive officers is available in its definitive proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 8, 2026, and certain other documents filed by the Company with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, is and will be contained in the Definitive Joint Proxy Statement/Prospectus related to the proposed merger and other relevant materials filed with the SEC by John Marshall and the Company, respectively. Free copies of these documents may be obtained as described in the preceding section.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended

Company Overview

The EFSI Story

- Eagle Financial Services, Inc. is the parent company for Bank of Clarke, and was established **over 140 years ago**
- **Commercial focused** banking institution operating in several of the **country's most attractive markets**
- **Deep management team** with experience running larger financial institutions
- **Diversified non-interest revenue sources** driven primarily by wealth division



MARYLAND
Baltimore
Annapolis
WASHINGTON DC
Winchester
Berryville
Arlington
81
VIRGINIA
95
EFSI Branches (14)
EFSI LPO (1)

3rd Quarter 2026 Financial Highlights

Assets ($M)	$1,870	QoQ Asset Growth	1.3%	NPAs / Assets	0.86%	Net Income ($000)	$4,750
Gross Loans ($M) (1)	$1,533	QoQ Loan Growth	1.8%	ACL / Loans	1.21%	ROAA	1.01%
Deposits ($M)	$1,623	QoQ Deposit Growth	1.3%	CET1 Ratio	12.7%	ROAE	9.66%
Common Equity ($M)	$195	QoQ Core Deposit Growth	0.1%	TRBC Ratio	15.7%	NIM (2)	3.95%

Source: Company Documents; quarterly data as of or for the three months ended 9/30/2026. QoQ Growth Data represents data as 9/30/2026 compared to 6/30/2026
Note: Nonperforming assets defined as nonaccrual loans, OREO, and repossessed assets; core deposits consist of checking accounts, NOW accounts, money market accounts, regular savings accounts and time deposits less than $250,000.
(1) Gross loans includes held for investment and held for sale loans
(2) Non-GAAP financial measure - The annualized net interest margin is calculated by dividing tax equivalent net interest income by total average earning assets. Tax equivalent interest income is calculated by grossing up interest income for the amounts that are non-taxable (i.e., municipal income) then subtracting interest expense. The rate utilized is 21%.

Investment Highlights


Experienced Leadership Team
Attractive Markets of Operation
Disciplined Organic Growth
Attractive Core Deposit Franchise
Diversified Loan Portfolio
Scalable Operating Model
Eagle Financial Services, Inc.

Experienced Leadership Team

- Deep management team with community and regional banking experience in the Mid Atlantic
- Insider ownership of ~7.56% as of 10/13/2026 aligns shareholder interest with decision making

Attractive Markets of Operation

- Operate in 2 of the top 10 highest household income counties in the United States
- Leverage funding base in legacy markets with robust lending opportunities in high growth Virginia counties

Disciplined Organic Growth

- Organic growth focus by attracting and retaining elite banking professionals

Attractive Core Deposit Franchise

- 82% core deposits (1); 1.78% Q3 '26 cost of total deposits
- 34% core noninterest-bearing deposits (2)

Diversified Loan Portfolio

- Commercial lending strategy with a focus on generating deposits from all borrowers
- Portfolio is diversified between C&I, owner-occupied CRE, investment CRE and consumer

JMSB & EFSI Proposed Merger

- Announced a proposed strategic merger with John Marshall Bancorp, Inc. in September 2026, which is a transformative transaction expected to enhance scale, market presence, and long-term shareholder value
- Special Meeting of Shareholders to approve proposed merger with John Marshall Bancorp, Inc. scheduled for November 19, 2026

Source: Company Documents, US Census; Data as of 10/13/2026, unless otherwise indicated
(1) Core deposits consist of checking accounts, NOW accounts, money market accounts, regular savings accounts and time deposits less than $250,000.
(2) As a percentage of core deposits

Balance Sheet Growth

Total Assets ($M)



$1,932
$1,889
$1,838
$1,847
$1,870
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Gross Loans ($M) [1]



$1,464
$1,478
$1,464
$1,505
$1,533
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Total Deposits ($M)



$1,655
$1,607
$1,598
$1,602
$1,623
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Source: Company documents; quarterly data as of or for the three months ended each period

(1) Gross loans includes held for investment and held for sale loans

Deposit Portfolio

Deposit Composition

Q3 '26 Total Deposits: $1.6B

Q3 '26 Cost of Deposits: 1.78%



Jumbo Time Deposits 11%
DDA 28%
Retail Time Deposits 16%
Money Market & Savings 27%
NOW Accounts 18%

- Core deposits [1] continue to fuel our organic loan growth
- Bankers are incentivized to grow core deposits
- Minimal dependence on brokered deposits (5.9% of total deposits)

Deposit Composition Over Time ($M)



$1,655
$1,607
$1,598
$1,602
$1,623
$688
$729
$728
$721
$731
$446
$447
$415
$418
$439
$521
$432
$455
$463
$453
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026
Demand Deposits
Time Deposits
MMDA, Savings, NOW Accounts

Cost of Deposits (%)



1.80%
1.84%
1.84%
1.76%
1.78%
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
Cost of Deposits

Source: Company documents; quarterly data as of or for the three months ended each period
Note: Jumbo time deposits defined as all time deposits greater than $250,000
(1) Core deposits consist of checking accounts, NOW accounts, money market accounts, regular savings accounts and time deposits less than $250,000.

Loan Portfolio

Loan Composition



Consumer & Other 6%
C&D 6%
Non Owner-Occupied CRE 23%
Farmland 1%
Multifamily 2%
1-4 Family 25%
Owner-Occupied CRE 23%
C&I 14%

C&D: 35%
CRE: 192%

Loan Focus

- Continued focus on providing credit to small- and medium-sized businesses
- Currently prioritizing C&I over owner-occupied lending
- No shared national credit exposure and limited exposure to purchased and participated loans
- Continue to build out SBA, mortgage and government contracting

Loan Portfolio	Amount	% of Total
C&D	86	5.6 %
Non Owner-Occupied CRE	357	23.3
Farmland	10	0.7
Multifamily	33	2.2
1-4 Family	378	24.6
Owner-Occupied CRE	354	23.0
C&I [(1)]	217	14.2
Consumer & Other [(1)]	98	6.4
Gross Loans	**$1,533**	**100.0 %**

Dollars in millions
Source: Company documents; quarterly data as of or for the three months ended each period; Loan composition, CRE and C&D ratios bank level
(1) Consumer and C&I total includes marine loans

Asset Quality

- Comprehensive and conservative underwriting process
- Highly experienced bankers incentivized with equity ownership
- Commitment to a diverse loan portfolio while maintaining strong asset quality metrics
- Proactive approach to managing problem credits

Nonperforming Assets by Type ($M)


0.98%
0.99%
1.01%
1.10%
1.04%
$0.1
$0.1
$0.0
$0.0
$0.1
$1.0
$0.1
$0.0
$0.3
$0.3
$13.2
$14.4
$14.7
$16.1
$15.6
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026
Nonaccruals ($M)
Repossessed Assets ($M)
Loans Delinquent over 90 days ($M)
NPAs / Loans + Repossessed Assets ($M) (1)

Reserves / Loans (%)


1.01%
1.04%
1.19%
1.22%
1.21%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026
NCOs / Avg. Loans
0.16%
0.02%
(0.00)%
0.15%
0.07%

Source: Company documents; quarterly data as of or for the three months ended each period
Note: Nonperforming assets consist of nonaccrual loans, loans 90 days or more past due and still accruing, other real estate owned (foreclosed properties), and repossessed assets.
(1) Repossessed assets includes OREO

Earnings, Book Value and Dividends



Net Income ($000)
$5,584 $5,584
$4,334 $4,334
$3,740 $3,740
$4,981
$2,227
$4,750
$5,020
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
Net Income
Core Net Income (1) (2)



Earnings per Share ($)
$1.04 $1.04
$0.81 $0.81
$0.69 $0.69
$0.92
$0.41
$0.88 $0.93
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
EPS
Core EPS (1) (2)



Dividend per Share ($)
$0.31
$0.31
$0.31
$0.31
$0.31
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26



Tangible Book Value per Share ($)(1)
$34.52
$35.14
$35.16
$35.83
$36.08
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26

Source: Company documents; data as of or for the quarter ended each period
(1) See appendix for reconciliation of non-GAAP metrics
(2) Non-GAAP financial measure - Excluding the tax effected impact of merger expenses during the quarter ended September 30, 2026 and the gain on sale of other assets during the quarter ended June 30, 2026.

Yield and Cost Analysis



5.68%
5.76%
5.77%
5.82%
5.96%
4.30%
4.25%
4.34%
4.34%
3.96%
3.86%
3.58%
3.61%
3.63%
3.95%
1.92%
1.97%
1.94%
1.82%
1.84%
Q3' 25
Q4' 25
Q1' 26
Q2' 26
Q3' 26
Yield on Loans
NIM
Yield on Securities
Cost of Funds

Source: Company documents; quarterly data for the three months ended each quarter

Profitability Metrics

Return on Average Assets (ROAA) (%)



1.10% 1.10%
0.91% 0.91%
0.81% 0.81%
1.08% 0.48%
1.01% 1.07%
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
ROAA
Core ROAA (1) (2)

Return on Average Equity (ROAE) (%)



12.2% 12.2%
9.2% 9.2%
8.0% 8.0%
10.4% 4.6%
9.7% 10.2%
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
ROAE
Core ROAE (1) (2)

Efficiency Ratio (%) (1)



64.1%
70.4%
68.0%
70.3%
68.8%
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26

Adjusted Noninterest Income (3) (1) / AA and NIE / AA (%)



Adjusted Noninterest Income / Revenue
23.1%
24.6%
23.7%
23.1%
23.1%
1.02% 2.83%
1.12% 3.24%
1.07% 3.09%
1.11% 3.37%
1.13% 3.44%
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
NII / AA
NIE / AA

Source: Company documents; quarterly data for each quarter ended, respectively

(1) See appendix for reconciliation of non-GAAP metrics

(2) Non-GAAP financial measure - Excluding the tax effected impact of merger expenses during the quarter ended September 30, 2026 and the gain on sale of other assets during the quarter ended June 30, 2026.

(3) Adjusted noninterest income is defined as noninterest income less extraordinary items.

Eagle Financial Services, Inc.

Capital Ratios

Tangible Common Equity / Tangible Assets (%)[1]


9.6%
10.0%
10.4%
10.5%
10.4%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Bank Level Leverage Ratio (%)


10.8%
11.7%
12.1%
12.3%
12.3%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

CET1 Ratio (%)


12.5%
12.7%
12.7%
12.5%
12.7%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Total Risk-Based Capital Ratio (%)


15.5%
15.6%
15.7%
15.6%
15.7%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Source: Company documents; quarterly data as of or for the three months ended each period
(1) See appendix for reconciliation of non-GAAP metrics

Non-GAAP Reconciliation

Dollars in thousands except per share data	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
PTPP Income (1)					
Net Interest Income (GAAP)	$17,199	$16,381	$15,903	$16,970	$17,629
Plus: Noninterest Income	5,165	5,355	4,928	8,590	5,296
Total Revenue (Non-GAAP)	$22,364	$21,736	$20,831	$25,560	$22,925
Less: Noninterest Expense	14,344	15,539	14,212	15,531	16,127
PTPP Income (Non-GAAP)	$8,020	$6,197	$6,619	$10,029	$6,798
Tangible Assets					
Total Assets (GAAP)	$1,932,473	$1,888,626	$1,838,360	$1,847,365	$1,870,465
Less: Goodwill	0.0	0.0	0.0	0.0	0.0
Less: Other Intangibles	0.0	0.0	0.0	0.0	0.0
Tangible Assets (Non-GAAP)	$1,932,473	$1,888,626	$1,838,360	$1,847,365	$1,870,465
Tangible Common Equity					
Common Equity (GAAP)	$185,581	$188,839	$190,326	$193,905	$195,287
Less: Goodwill	0.0	0.0	0.0	0.0	0.0
Less: Other Intangibles	0.0	0.0	0.0	0.0	0.0
Tangible Common Equity (Non-GAAP)	$185,581	$188,839	$190,326	$193,905	$195,287
Tangible Common Equity to Tangible Assets (Non-GAAP)	9.6%	10.0%	10.4%	10.5%	10.4%
Tangible Book Value Per Share					
Common Shares Outstanding (GAAP)	5,376,346	5,374,205	5,412,376	5,411,615	5,413,262
Tangible Book Value Per Share (Non-GAAP)	$34.52	$35.14	$35.16	$35.83	$36.08

Source: Company documents
Note: Numbers may not match due to rounding
(1) PTPP income defined as pre-tax, pre-provision income

Non-GAAP Reconciliation

Dollars in thousands except per share data	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Adjusted Net Income					
Net Income	$5,584	$4,334	$3,740	$4,981	$4,750
Plus: Merger-related expenses	0	0	0	0	342
Plus: Loss (Gain) on the Sale of Other Asset	0	0	0	(3,486)	0
Tax Effect of Adjustments to Net Income	0	0	0	732	(72)
Adjusted Net Income (Non-GAAP)	$5,584	$4,334	$3,740	$2,227	$5,020
Non-GAAP Adjusted Earning Per Share, basic and diluted					
Adjusted Net Income (Non-GAAP)	$5,584	$4,334	$3,740	$2,227	$5,020
Average Common Shares Outstanding (GAAP)	5,376,346	5,376,088	5,412,021	5,412,016	5,411,632
Non-GAAPAdjusted Earnings Per Share	$1.04	$0.81	$0.69	$0.41	$0.93
Non-GAAP Adjusted Annualized Return on Average Equity					
Adjusted Net Income (Non-GAAP)	$5,584	$4,334	$3,740	$2,227	$5,020
Divided by: Average Equity (GAAP)	181,630	187,263	190,008	193,040	195,072
Non-GAAP Adjusted Annualized Return on Average Equity	12.2%	9.2%	8.0%	4.6%	10.2%
Non-GAAP Adjusted Annualized Return on Average Assets					
Core Net Income (Non-GAAP)	$5,584	$4,334	$3,740	$2,227	$5,020
Divided by: Average Assets	2,012,402	1,899,941	1,867,223	1,850,355	1,858,872
Non-GAAP Adjusted Annualized Return on Average Assets	1.10%	0.91%	0.81%	0.48%	1.07%
Reconciliation of Effciency Ratio					
Net Interest Income	$17,199	$16,381	$15,903	$16,970	$17,629
Noninterest Income (GAAP)	5,165	5,355	4,928	8,590	5,296
Add: Loss on Sale and Disposal of Premises & Equipment	(2)	(1)		(4)	7
Less: Gain on the Sale of Other Assets	0	0	0	3,486	0
Adjusted Non-Interest Income (Non-GAAP)	$5,167	$5,356	$4,928	$5,108	$5,289
Tax Equivalent Adjustment	25	26	20	18	17
Total Net Interest Income and Noninterest Income, Adjusted (Non -GAAP)	$22,391	$21,763	$20,851	$22,096	$22,935
Noninterest Expense (GAAP)	$14,344	$15,539	$14,212	$15,531	$16,127
Less: Loss on Other Real Estate Owned	0	51	0	0	0
Less: Loss on Sales of Repossessed Assets	0	169	39	0	15
Less: Merger Related Expenses	0	0	0	0	342
Adjusted Non-Interest Expense (Non-GAAP)	$14,344	$15,319	$14,173	$15,531	$15,770
Core Efficiency Ratio (Non-GAAP)	64.1%	70.4%	68.0%	70.3%	68.8%

Source: Company documents
Note: Adjusted net income additions and exclusions assume 21% tax rate for illustrative purposes
Note: Quarterly ratios shown on an annualized basis
Note: Calculations may not match due to rounding